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PETER VERNIERO
Attorney General of New Jersey
R. J. Hughes Justice Complex
P.O. Box 117
Trenton, New Jersey  06625
Attorney for Plaintiffs Commissioner
  of the Department of Banking and
  Insurance and Commissioner of the
  Department of Health and Senior Services

By: Josh Lichtblau
    Deputy Attorney General
    (609) 633-9847

                             SUPERIOR COURT OF NEW JERSEY -
                             CHANCERY DIVISION - MIDDLESEX COUNTY
                             DOCKET NO. C-275-98

JAYNEE LaVECCHIA,            )
Commissioner of the          )
Department of Banking and    )
Insurance, and LEN FISHMAN,  )
Commissioner of the          )
Department of Health and     )
Senior Services,             )
                             )    ORDER TO SHOW CAUSE
          Plaintiffs,        )    WITH TEMPORARY RESTRAINTS
                             )
     v.                      )
                             )
HIP OF NEW JERSEY, INC.,     )
d/b/a HIP HEALTH PLAN OF NEW )
JERSEY, PHP HEALTHCARE       )
CORPORATION, and PINNACLE    )
HEALTH ENTERPRISES, L.L.C.   )
                             )
          Defendants.        )

          This matter having been opened to the Court by Peter Verniero,
Attorney General of the State of New Jersey, by Josh Lichtblau, Deputy Attorney General, attorney for plaintiffs Jaynee LaVecchia, Commissioner of the
Department of Banking and Insurance of the State of New Jersey (hereinafter the "Commissioner"), and Len Fishman, Commissioner of the Department of Health and Senior Services (hereinafter "Commissioner of Health"), upon a Verified
Complaint for an Order appointing on an emergent basis plaintiff, Commissioner of the
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Department of Banking and Insurance, as Rehabilitator of HIP of New Jersey, Inc.
d/b/a HIP Health Plan of New Jersey, (hereinafter "HIP"), a health maintenance organization of New Jersey as defined in N.J.S.A. 26:2J-2 and its implementing
                                         --------
regulations, for the purpose of rehabilitating HIP pursuant to N.J.S.A. 17B:32-
                                                               --------
31 et seq., and imposing certain temporary restraints; and
   -- ----

          IT APPEARING that HIP is insolvent and that the further transaction of business by HIP in its present financial condition will be hazardous to the members, subscribers, enrollees, health care providers and creditors of HIP, and to the general public;

          IT FURTHER APPEARING that pursuant to a contractual agreement between HIP and Pinnacle Health enterprises ("PHE"), the subsidiary of PHP Healthcare Corporation ("PHP"), entered on July 24, 1997 and effective November 1, 1997 for a twenty year duration (hereafter referred to as the Health Services Agreement"), PHE provides all health care services and supplies to HIP members, performs all quality improvement, utilization management and provider credentialing functions, processes and pays claims and contracts with providers on behalf of HIP;

          IT FURTHER APPEARING that pursuant to the Health Services Agreement, in return for the services and supplies set forth above, HIP pays to PHE on a semi-monthly basis capitation payments, which initially were set at 91.5% of premiums received and decline to 86.5% of such premiums over time;

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          IT FURTHER APPEARING that pursuant to the terms of the Health Services
Agreement, the Health Services Agreement may be terminated immediately without notice or period to cure in the event that a Rehabilitator is appointed or either party is unable to pay debts as they are due;

          IT FURTHER APPEARING that pursuant to the Health Services Agreement, PHE is obligated to continue to fulfill its obligations under the Health Services Agreement, including but not limited to, continuing to provide services and supplies for HIP covered persons for up to twelve (12) months after the date of termination of the Health Services Agreement;

          IT FURTHER APPEARING that PHP/PHE have contracted with the vast majority of providers who provide services and supplies to HIP members on a network basis both in the Health Centers and through HIP's network;

          IT FURTHER APPEARING that approximately 130,000 HIP members utilize the Health Centers to access primary care, including post-operative follow up care and third trimester obstetric care, and obtain referrals from primary care physicians located in the Health Centers to network specialists, as well as critical ancillary services, including lab testing, pharmacy services, and mental health care, and the medical records for all of these persons are maintained at the Health Centers;

          IT FURTHER APPEARING that in order to provide the uninterrupted medical and health care services and supplies described above for HIP members, it is imperative that the Health Centers remain open and fully staffed and operational;

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          IT FURTHER APPEARING that the appointment of the Commissioner of the
Department of Banking and Insurance as Rehabilitator of HIP is grounds for immediate termination of the Health Services Agreement without requiring for notice or a period to cure;

          IT FURTHER APPEARING that PHE has failed to satisfy the terms of the Health Services Agreement by significantly reducing staffing at the Health Centers without obtaining proper authorization for such action from the Department of Health and Senior Services and by failing to pay HIP network providers for undisputed claims in a timely manner; and

          IT FURTHER APPEARING that the immediate appointment of the Commissioner as Rehabilitator of HIP and the cessation of the business of HIP in its current form and immediate possession and conduct of said business by the Commissioner is necessary to remove the cause and conditions which have made rehabilitation necessary;

          IT IS on this 27th day of October, 1998;

          Pursuant to N.J.S.A. 17B:32-39 which provides for EX PARTE
                      --------
Applications, ORDERED that:

          (1) Defendants appear and show cause before the Honorable Jack L. Lintner, J.S.C. Superior Court of New Jersey, Chancery Division, 1 JFK Square, New Brunswick, New Jersey on Nov. 9th, 1998, at 9:00 a.m. or as soon thereafter as counsel may be heard, why an Order should not be entered

          (a)  Declaring HIP insolvent;

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          (b) Appointing the Commissioner as Rehabilitator of HIP, with all the powers and authority expressed or implied by N.J.S.A. 17B:32-31, et seq., and
                                             --------            -- ----
N.J.S.A. 26:2J-1, et seq., and the implementing regulations for these statutes,
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and vesting her with immediate and exclusive possession and control of and title to the business of HIP and all books, records, files, equipment, computer hardware and software, assets and property of any nature of or relating to HIP's members and operations in New Jersey, whether real or personal, wherever such materials may be located, including but not limited to bank accounts, certificates of deposit, bonds, securities or other financial instruments of HIP, wherever located or situated;

          (c) Directing the Commissioner to take immediate and exclusive possession of the business and property of HIP and to exercise full and exclusive authority over the business and affairs thereof, and to take the steps necessary to remove the causes and conditions which have made rehabilitation necessary;

          (d) Declaring that all contractual agreements between HIP and defendants PHP Healthcare Corporation ("PHP") and/or Pinnacle Health Enterprises, L.L.C. ("PHE"), including but not limited to the Health Services Agreement entered between HIP and PHE on July 24, 1997 and effective November 1, 1997, be terminated immediately upon entry of this Order, without allowing for a period to cure any breaches;

          (e) Requiring PHP, PHE, all network providers and any lease holder or lien holder of property on which HIP members receive services and supplies on a network basis to keep open and provide uninterrupted medical and health care services and supplies and allow full access to all records, as required by the Health Services Agreement, so HIP members may

                                      -5-
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continue to receive such services and supplies at all HIP/PHE Health Centers for a period of time to be determined by the Rehabilitator;

          (f) Requiring PHP, PHE, all network providers and any lease holder or lien holder of property on which HIP members receive services on a network basis to keep open and provide services and supplies and allow full access to all medical records for a period of time to be determined by the Rehabilitator in order to avert the potential health care crises that would arise in the event that the Health Centers were closed or access thereto were limited in any way;

          (g) Requiring any provider who provides services or supplies to HIP members on a network basis to continue to do so without seeking payment for such services or supplies from HIP members that is in addition to the amount of copayment, coinsurance or deductible specified in the contract for services and supplies provided by the network provider, as required by law;

          (h) Granting the Commissioner as Rehabilitator the authority, pursuant to N.J.A.C. B:38-12, to order, in consultation with the Commissioner of Health,
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other carriers and HMOs to offer to HIP's members an opportunity to become insured or to enroll with carriers or other HMOs, during an open enrollment period that shall last for no less than thirty (30) days;

          (i) Requiring PHP/PHE to provide the Rehabilitator with immediate custody of and access to all non-proprietary medical information to enable the Rehabilitator to prioritize patient care needs; and

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          (j) Granting the Commissioner such other injunctive and equitable relief as may be necessary to protect the employees, members, subscribers, providers and creditors of HIP as well as the general public from the effects of the insolvency of HIP. A copy of the proposed form of Order Appointing Rehabilitator to be entered is annexed hereto.

          (2) Effective immediately upon entry of the within Order to Show Cause, all persons, corporations, partnerships, associations, governmental entities, and all other entities of any nature wherever situated, including but not limited to HIP network providers under contract with HIP, PHE or PHP and creditors thereof, and HIP, its directors, officers, trustees, subscribers, members, agents, employees, representatives and claimants, are hereby enjoined and restrained from:

          a. Commencing, maintaining and further prosecuting any action at law or equity, or any special proceeding or any other proceeding of any nature against HIP, without leave of Court;

          b. Obtaining any preferences of any judgment, attachment, garnishment or lien against HIP, and against any bank accounts, funds, property or assets, or any part thereof, of or on behalf HIP, wherever located or from levying or executing against HIP or its property assets or any part thereof, wherever located, or from repossessing the property or assets of HIP or any part thereof, wherever located, and from commencing, prosecuting or further prosecuting any suit, action or proceeding having any such purpose or effect;

          c. Taking any action that would close or threaten to close the Health Centers or limit, in any way, the uninterrupted provision of medical and health care services and supplies at the Health Centers or through the network of providers who provide services and supplies to HIP members outside the Health Centers;

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          d.   Selling, transferring, wasting, dissipating, disbursing or reducing the funds, bank accounts, or any of the property or assets of HIP, and from removing, withholding, destroying or otherwise disposing of any files, books, funds, bank accounts, documents or other records of HIP or relating to the business of HIP; except that HIP is not restricted from the disbursement of such funds as are necessary and proper to its normal course of business in providing medical and health care services, including the payment of claims and ordinary and necessary medical and health care services, provided such disbursements are approved in writing by the Commissioner or her designee prior to their issuance;

          e. Making any sale or deed for nonpayment of taxes or assessments that would lessen the value of the assets of HIP;

          f. Undertaking any other threatened or contemplated action that might lessen the value of HIP's assets, or prejudice the rights of the members, subscribers, enrollees, obligees, providers, creditors, shareholders, agents, brokers, intermediaries or reinsurers in this proceeding under N.J.S.A. 17B:32-35 or other
                                                   --------
               applicable law, including the disbursement of such funds as are necessary and proper to its normal course of business in providing medical and health care services, including the payment of claims and ordinary and necessary medical and health care services, provided such disbursements are approved in writing by the Commissioner or her designee prior to their issuance;

          g. Commencing, maintaining or further prosecuting any action at law or in equity, or any special proceeding or any other proceeding of any nature against the enrollees, subscribers, members and policyholders of HIP resulting from the insolvency of HIP or the failure of HIP, PHP, PHE or any party contracted by such entities to pay any of HIP's contractual obligations; and

          h. Except as otherwise provided herein, terminating or canceling without leave of Court, any lease, contract, license or other arrangement with HIP for the provision or supply of any office space supplies, or equipment, including but not limited to, computer hardware and/or software or any other services or materials or equipment of

                                      -8-
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               any nature that are required to operate the business of HIP; and

          i. Writing any new business or enrolling and renewing the membership of any members and entering or renewing any individual or group contract of insurance, or endorsement thereof without approval of the Rehabilitator or her designee.

          (3) All secured creditors or parties, pledgees, lien holders, collateral holders or other persons claiming a secured, priority or preferred interest in any property or assets of HIP are hereby enjoined and restrained from taking any steps whatsoever to transfer, sell, encumber, attach, dispose of, or exercise purported rights in or against, any property or assets of HIP.

          (4) Effective immediately upon execution of this Order and until further Order of this Court, HIP, its directors, trustees, officers, employees, and agents or representatives, are hereby enjoined, restrained and prohibited from paying any claims or any obligations of HIP of any nature without the express prior written approval of the Commissioner or her designee. The restraints of this paragraph shall operate to prohibit the further issuance of any drafts or checks of or on behalf of HIP, as well as the payment of any presently outstanding drafts or checks that may be presented for payment in the future without the Commissioner's prior written approval or that of her designee.

          (5) Effective immediately upon execution of this Order to Show Cause, no bank, savings and loan association or other financial institution, or any other entity of any nature holding property, assets, funds or accounts of, for, or on behalf of, HIP, including any member, provider, subscriber, or creditor of HIP, shall exercise any form of set-off, alleged set-off lien, or

                                      -9-
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any form of self-help whatsoever with respect to said property, assets, funds or accounts without the prior approval of the Court.

          (6) Effective immediately upon execution of this Order to Show Cause, the officers, directors, trustees, agents, representatives and employees of HIP, PHP and PHE, and, if appropriate, any entity that contracts with such party, shall permit the Commissioner, her staff or designees, as well as any staff and designees of the Commissioner of Health to have access to any and all premises, and if requested, copies of all or parts of any and all accounts, records and files, including but not limited to all medical records, all diagnostic and procedure code information for each member and any other information relating to the provision of health care services and supplies or operations of HIP pursuant to N.J.S.A. 26:2J-1 et seq., its implementing regulations, and N.J.S.A. 17B:32-
   --------         -- ----                                    --------
32 et seq.
   -- ----

          (7) Effective immediately pending the return date of this Order to Show Cause, in return for the capitation payment from HIP, PHE shall continue to fully operate and staff the Health Centers and shall continue to provide all services and supplies to HIP members and to pay all claims relating to the provision of such services and supplies on a timely basis.

          (8) Effective immediately pending the return date of this Order to Show Cause, PHE shall continue to fulfill all of its contractual obligations to HIP, including but not limited to, fully staffing and properly operating the Health Centers in order to properly provide all services and supplies to HIP members, and paying all claims relating to the provision of such services and supplies on a timely basis.

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          (9) Effective immediately pending the return date of this Order to
Show Cause, PHP/PHE shall deposit all semi-monthly capitation payments from HIP into a trust account or some other form of account in which the funds in such account are solely dedicated to paying claims for providers for services and supplies provided to HIP members, with the Commissioner given sole authority to approve the disbursement of funds from such account.

          (10) If the defendants intend to file answering affidavits or briefs or seek other relief in the present matter, such papers shall be filed with the Court and served upon Deputy Attorney General Josh Lichtblau, attorney for plaintiffs Commissioner of Banking and Insurance and Commissioner of Health and Senior Services, at least 5 days before the return date of this Order To Show Cause and plaintiffs may file reply papers, at least 2 day(s) before the return date of this Order to Show Cause.


                                    /s/ J.L. Lintner
                                    ----------------------------------------
                                    Hon. Jack L. Lintner, J.S.C.

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          It is further ORDERED that defendants may move by telephone before this Court for the dissolution or modification of any restraints against them, contained in this Order To Show Cause, upon two (2) days' notice to plaintiff and other parties herein; and it is further

          ORDERED that a copy of this Order to Show Cause, the verified complaint, supporting certifications, and memorandum of law be served upon the defendants within 1 day(s) of the date hereof, said service to be made by certified mail, return receipt requested, and by regular mail, or by personal service, either of which means of service shall be deemed sufficient service of process upon the defendants.


                                    /s/ J.L. Lintner
                                    ---------------------------------------
                                    Hon. Jack L. Lintner, J.S.C.

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